The GAMCO Global Opportunity Fund

A series of GAMCO Global Series Funds, Inc.

SUMMARY PROSPECTUS April 30, 2014

Class AAA (GABOX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 30, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

The GAMCO Global Opportunity Fund (the “Global Opportunity Fund” or the “Fund”) primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

Fees and Expenses of the Global Opportunity Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Global Opportunity Fund.

Global Opportunity Fund
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses	1.49%
Total Annual Fund Operating Expenses(1)	2.74%
Fee Waiver and/or Expense Reimbursement(1)	(0.74)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	2.00%

(1)	The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Global Opportunity Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes and extraordinary expenses) at no more than an annual rate of 2.00% for Class AAA Shares. This arrangement is in effect through May 1, 2015 and may only be terminated by the Board of Directors of the Company before such time.

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Global Opportunity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Opportunity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$203	$780	$1,384	$3,017

Portfolio Turnover

The Global Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Opportunity Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Opportunity Fund’s performance. During the most recent fiscal year, the Global Opportunity Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Global Opportunity Fund will invest at least 65% of its total assets in common stock of companies which the portfolio manager believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued.

The Global Opportunity Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Global Opportunity Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Global Opportunity Fund’s total net assets is invested in securities of non-U.S. issuers or related investments thereof.

Principal Risks

You May Want to Invest in the Global Opportunity Fund if:

•	you are a long term investor,
•	you seek growth of capital, and
•	you seek to diversify your investments outside the U.S.

The Global Opportunity Fund’s share price will fluctuate with changes in the market value of the Global Opportunity Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Your investment in the Global Opportunity Fund is not guaranteed; you may lose money by investing in the Global Opportunity Fund. When you sell Global Opportunity Fund shares, they may be worth less than what you paid for them.

Investing in the Global Opportunity Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Global Opportunity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Global Opportunity Fund holds, then the value of the Global Opportunity Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Global Opportunity Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Global Opportunity Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•

Smaller Capitalization Risk.    Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation less than three years) because such companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Global Opportunity Fund by showing changes in the Global Opportunity Fund’s performance from year to year and by showing how the Global Opportunity Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Global Opportunity Fund’s past performance (before and after taxes) does not predict how the Global Opportunity Fund will perform in the future. Updated information on the Global Opportunity Fund’s results can be obtained by visiting www.gabelli.com.

GLOBAL OPPORTUNITY FUND

(Total Returns for the Years Ended December 31)

During the years shown in the bar chart, the highest return for a quarter was 19.86% (quarter ended June 30, 2009), and the lowest return for a quarter was (19.54)% (quarter ended September 30, 2011).

Average Annual Total Returns (for the years ended December 31, 2013)	Past One Year	Past Five Years	Past Ten Years
Global Opportunity Fund Class AAA Shares:
Return Before Taxes	18.94%	15.05%	7.38%
Return After Taxes on Distributions	18.98%	15.04%	7.39%
Return After Taxes on Distributions and Sale of Fund Shares	10.81%	12.24%	6.09%
MSCI AC World Index (reflects no deduction for fees, expenses, or taxes)	22.80%	14.92%	7.17%
Lipper Global Multi-Cap Growth Fund Classification (reflects no deduction for fees, expenses, or taxes)	26.45%	16.47%	6.48%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Gabelli Funds, LLC (the “Adviser”) serves as the adviser to the Global Opportunity Fund.

The Portfolio Managers. Mr. Caesar M.P. Bryan, Senior Vice President of the Adviser, has served as portfolio manager of the Global Opportunity Fund since 1998. Mr. Kevin V. Dreyer has served as Associate Portfolio Manager of the Global Opportunity Fund since 2006.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Global Opportunity Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Global Opportunity Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Global Opportunity Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC (“G.distributors” or the “Distributor”), an affiliate of the Adviser. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Global Opportunity Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Global Opportunity Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Opportunity Fund and its related companies may pay the intermediary for the sale of Global Opportunity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Opportunity Fund over another investment. For more information, turn to “Third Party Arrangements” on page 32 of the Prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

403 2014

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